UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
CINGULAR WIRELESS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (404)236-7895
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Attached hereto is Exhibit 99.1, which is a copy of the press release of Cingular Wireless LLC dated January 24, 2006, reporting the company’s financial results for the year ended December 31, 2005, including selected financial statements and operating data at and for the year ended December 31, 2005 for Cingular Wireless LLC and at and for the comparable date and periods in 2004.
The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibit — The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Press Release dated January 24, 2006 reporting financial results for the year ended December 31, 2005, including selected financial statements and operating data at and for the year ended December 31, 2005 for Cingular Wireless LLC and at and for the comparable date and periods in 2004.

99.2	Discussion of OIBDA, ARPU and Normalized Results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC

Date: January 25, 2006	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Number	Title

99.1	Press Release dated January 24, 2006 reporting financial results for the year ended December 31, 2005, including selected financial statements and operating data at and for the year ended December 31, 2005 for Cingular Wireless LLC and at and for the comparable date and periods in 2004.

99.2	Discussion of OIBDA, ARPU and Normalized Results.